                                                                   EXHIBIT 99.12

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[323,048,000] (APPROXIMATE)

                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
            MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2005-AB2

                                  (SURF LOGO)

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE

                                AUGUST [18], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

DEAL NAME:                 SURF 2005-AB2

DETAILED COLLATERAL INFO

                                                                               % OF
                                                                              GROUP
                           # OF LOANS        BALANCE         AVG. BALANCE    BALANCE      WAC       WARM      FICO     OLTV
                          -----------------------------------------------------------------------------------------------------
Aggregate                       1,697        335,625,574.19     197,776.00      100.00     6.719    352.00       685    81.99

CURRENT BALANCE
<$50k                              19            795,011.73      41,843.00        0.24     7.833    309.00       673    72.97
50-75k                            120          7,604,214.69      63,368.00        2.27     7.477    341.00       685    80.11
75.01-100k                        172         15,149,447.72      88,078.00        4.51     7.151    343.00       683    82.29
100.01-200K                       732        106,362,012.69     145,303.00       31.69     6.891    352.00       684    81.76
200.01-300K                       366         89,854,179.14     245,503.00       26.77     6.651    352.00       681    81.85
300.01-400K                       178         61,079,648.36     343,144.00       18.20     6.601    354.00       690    83.43
400.01-500K                        77         34,357,018.21     446,195.00       10.24     6.315    353.00       685    81.46
500.01-1,000,000                   33         20,424,041.65     618,910.00        6.09     6.516    355.00       694    81.21
1,000,000.01 - 1,250,000
1,250,000.01 - 1,500,000
1,500,000.01 +

FICO
NA
<600
601-619                            12          2,888,815.35     240,735.00        0.86     6.796    355.00       620    73.45
620-639                           206         39,936,800.71     193,868.00       11.90     6.764    353.00       630    76.30
640-659                           267         49,420,876.92     185,097.00       14.73     6.774    351.00       651    78.68
660 - 679                         368         73,492,529.25     199,708.00       21.90     6.838    352.00       670    83.50
680-699                           332         64,466,634.81     194,177.00       19.21     6.696    352.00       690    84.40
700-719                           207         44,016,122.54     212,638.00       13.11     6.580    353.00       710    83.48
720+                              305         61,403,794.61     201,324.00       18.30     6.624    350.00       747    83.34

LTV
80                                727        139,692,191.72     192,149.00       41.62      6.75   353.000       679       80
80.01-85                          882        168,032,567.70     190,513.00       50.07     6.727    353.00       677    79.79
85.01-90                          113         26,025,178.95     230,311.00        7.75     6.556    353.00       698    84.31
90.01-95                          215         47,261,982.28     219,823.00       14.08     6.752    351.00       698    89.46
95.01-100                          78         18,895,199.13     242,246.00        5.63     6.994    353.00       697    94.80
100.01+                           171         26,746,808.54     156,414.00        7.97     7.293    351.00       706    99.84

Cash Out                          775        159,025,567.51     205,194.00       47.38     6.588    350.00       681    80.52
2-4 family                        121         28,384,392.56     234,582.00        8.46     6.791    353.00       696    80.92
Investment & 2nd home             194         29,144,572.24     150,230.00        8.68     7.228    354.00       697    81.04

CA                                259         77,274,986.95     298,359.00       23.02     6.283    355.00       687    79.51
NY                                 78         21,434,507.55     274,801.00        6.39     6.683    353.00       682    81.28
MA                                 36         10,033,947.27     278,721.00        2.99     6.642    355.00       684    79.57
GA                                104         15,472,749.68     148,776.00        4.61     6.888    354.00       677    83.06

Full Doc                          672        126,329,763.33     187,991.00       37.64     6.390    350.00       685    83.10
Stated Doc                        957        196,123,463.18     204,936.00       58.44     6.897    353.00       684    81.36
Lite Doc                           68         13,172,347.68     193,711.00        3.92     7.240    353.00       698    80.58

IO                                450        114,945,132.39     255,434.00       34.25     6.410    355.00       691    81.99
2nd lien                            -                     -              -           -         -         -         -        -
Loans w/ silent 2nds              699        128,515,991.17     183,857.00       38.29     6.808    353.00       682    80.03

DTI:
LT 40                             711        133,002,973.69     187,065.00       39.63     6.724    352.00       682    81.29
40 - 45                           520        103,727,942.03     199,477.00       30.91     6.742    353.00       683    81.81
45 - 50                           399         85,036,280.65     213,124.00       25.34     6.680    351.00       689    82.66
50 - 55                            63         12,869,053.68     204,271.00        3.83     6.740    355.00       701    86.26
55+                                 4            989,324.14     247,331.00        0.29     6.928    355.00       684    80.94

                                                          % OF      % SINGLE
                                            % OF FULL   PRIMARY     FAMILY &                % OF 2ND    % OF IO
                             CLTV    DTI       DOC       OWNER         PUD      % CASHOUT     LIEN       LOANS
                            -------------------------------------------------------------------------------------
Aggregate                    89.15   40.56       37.64      91.32       83.64       47.38          -       34.25

CURRENT BALANCE
<$50k                        74.14   33.45       50.53      81.79       94.85       64.23          -           -
50-75k                       87.16   36.95       54.86      79.10       85.13       45.91          -        8.37
75.01-100k                   90.94   39.59       49.68      78.31       81.77       41.26          -       10.21
100.01-200K                  90.68   40.28       36.70      88.23       84.00       44.41          -       24.30
200.01-300K                  89.65   41.05       36.24      94.77       82.20       47.50          -       33.80
300.01-400K                  89.18   41.29       31.50      92.77       78.95       49.45          -       40.56
400.01-500K                  86.18   40.81       41.58      98.82       88.87       49.46          -       57.51
500.01-1,000,000             83.96   39.54       44.60      89.77       93.66       57.08          -       58.80
1,000,000.01 - 1,250,000
1,250,000.01 - 1,500,000
1,500,000.01 +

FICO
NA
<600
601-619                      84.02   37.04       43.33     100.00      100.00       43.33          -       27.00
620-639                      84.03   39.05       40.29      93.25       85.07       59.32          -       19.33
640-659                      89.68   40.58       37.47      95.39       87.80       40.44          -       26.55
660 - 679                    89.18   39.95       38.31      91.22       88.29       52.57          -       38.97
680-699                      91.05   40.96       34.02      91.55       83.53       49.29          -       38.84
700-719                      88.71   41.03       38.23      90.37       83.17       51.06          -       36.96
720+                         90.61   41.73       38.36      86.92       73.46       34.54          -       38.07

LTV
80                           94.99   41.12       25.92      93.57       84.48       27.70          -       34.95
80.01-85                     93.55   41.02       27.69      92.97       83.97       32.51          -       35.97
85.01-90                     84.94   39.08       44.27      85.22       80.11       71.89          -       41.58
90.01-95                     89.75   40.13       48.69      82.33       79.02       55.17          -       39.49
95.01-100                    94.80   41.60       32.90      98.40       87.98       57.72          -       35.12
100.01+                      99.84   41.73       66.73      99.61       88.60       37.99          -       16.48

Cash Out                     83.28   40.03       43.94      93.36       86.29      100.00          -       29.53
2-4 family                   84.50   41.65       35.92      78.91           -       44.99          -       14.70
Investment & 2nd home        85.14   39.02       49.21          -       68.41       36.22          -       18.87

CA                           85.07   40.08       44.98      92.33       82.64       54.31          -       58.09
NY                           85.72   41.44       25.78      91.22       72.15       54.97          -       13.75
MA                           86.92   42.75       34.12      86.35       55.02       55.45          -       12.63
GA                           95.09   40.69       38.39      85.75       97.52       36.39          -       47.15

Full Doc                     87.44   39.67      100.00      88.65       81.41       55.32          -       40.40
Stated Doc                   90.27   41.27           -      93.21       84.97       42.95          -       29.38
Lite Doc                     89.03   33.96           -      88.69       85.15       37.31          -       47.68

IO                           90.09   40.22       44.41      95.22       89.07       40.86          -      100.00
2nd lien                         -       -           -          -           -           -          -           -
Loans w/ silent 2nds         98.74   41.43       24.86      93.48       86.70       18.64          -       39.19

DTI:
LT 40                        87.52   32.59       41.21      89.55       85.29       49.85          -       37.37
40 - 45                      90.16   42.74       32.98      93.03       84.93       43.96          -       32.03
45 - 50                      89.80   47.65       35.57      91.60       78.80       48.66          -       32.34
50 - 55                      93.34   51.59       54.91      93.26       86.86       39.84          -       31.25
55+                          93.82   57.83           -     100.00      100.00       62.86          -       50.54